UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 20, 2017

USAA Acceptance, LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number: 333-208659

Central Index Key Number: 0001178049

USAA Auto Owner Trust 2017-1

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number: 333-208659-02

Central Index Key Number: 0001713660

USAA Federal Savings Bank

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number: 0000908392

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

71-0898378

(Registrant’s I.R.S. Employer Identification No.)

USAA Acceptance, LLC 1105 North Market Street, Suite 1300 Wilmington, Delaware	19801
(Address of Registrant’s Principal Executive Offices)	(Zip Code)

(210) 498-0029

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 8.01.	Other Events.

In connection with the sale of the Class A-1, Class A-2, Class A-3, Class A-4 and Class B Auto Loan Asset Backed Notes (other than such notes (the “Other Notes”) retained by the depositor or an affiliate thereof, the “Underwritten Notes” and collectively with the Other Notes, the “Notes”) of USAA Auto Owner Trust 2017-1 (the “Issuing Entity”), which are described in the Prospectus dated September 13, 2017 and that were issued on September 20, 2017 (the “Closing Date”), the Registrant is filing the following agreements, each dated as of the Closing Date:

1.        A purchase agreement (the “Purchase Agreement), between USAA Acceptance, LLC (“USAA LLC”) and USAA Federal Savings Bank (“USAA FSB”), pursuant to which USAA FSB transferred to USAA LLC certain retail motor vehicle installment loans relating to new or used automobiles and light-duty trucks (the “Receivables”) and related property.

2.        An amended and restated trust agreement (the “Amended and Restated Trust Agreement”), between USAA LLC and Wells Fargo Delaware Trust Company, National Association, as owner trustee (the “Owner Trustee”), which amended the trust agreement dated as of July 31, 2017, pursuant to which the Issuing Entity was formed.

3.        A sale and servicing agreement (the “Sale and Servicing Agreement”), among the Issuing Entity, USAA LLC, USAA FSB and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), pursuant to which the Receivables and related property were transferred to the Issuing Entity.

4.        An asset representations review agreement (the “Asset Representations Review Agreement”), among USAA FSB, the Issuing Entity and Clayton Fixed Income Services LLC, as asset representations reviewer, relating to the review of certain representations made by USAA FSB with respect to the Receivables pursuant to the Purchase Agreement after satisfaction of certain conditions.

5.        An indenture (the “Indenture”), by and between the Issuing Entity and the Indenture Trustee, and acknowledged and accepted by each of USAA LLC and USAA FSB, pursuant to which the Issuing Entity caused the issuance of the Notes and granted a security interest in the Receivables and the other related property to secure the Notes.

6.        An administration agreement (the “Administration Agreement”), between the Issuing Entity and USAA FSB, as administrator, and acknowledged and agreed to by the Indenture Trustee, relating to the provision by USAA FSB of certain administrative services on behalf of the Issuing Entity relating to the Notes.

Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Purchase Agreement, as Exhibit 10.2 is the Sale and Servicing Agreement, as Exhibit 10.3 is the Administration Agreement, as Exhibit 10.4 is the Amended and Restated Trust Agreement and as Exhibit 10.5 is the Asset Representations Review Agreement.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

4.1	Indenture, dated as of the Closing Date, between the Issuing Entity and the Indenture Trustee, and acknowledged and accepted by each of USAA LLC and USAA FSB.

10.1	Purchase Agreement, dated as of the Closing Date, between USAA LLC and USAA FSB.

10.2	Sale and Servicing Agreement, dated as of the Closing Date, among the Issuing Entity, USAA LLC, USAA FSB and the Indenture Trustee.

10.3	Administration Agreement, dated as of the Closing Date, between the Issuing Entity and USAA FSB, as administrator, and acknowledged and agreed to by the Indenture Trustee.

10.4	Amended and Restated Trust Agreement, dated as of the Closing Date, between USAA LLC and the Owner Trustee.

10.5	Asset Representations Review Agreement, dated as of the Closing Date, among USAA FSB, the Issuing Entity and Clayton Fixed Income Services LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 21, 2017	USAA AUTO OWNER TRUST 2017-1

By: USAA Federal Savings Bank, as Servicer

	By:	/s/ Thomas Cianelli
	Name:	Thomas Cianelli
	Title:	Vice President, Treasurer

S-1	Form 8-K re: executed transaction documents